--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           WEIRTON STEEL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           WEIRTON STEEL CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing party:

     (4) Date filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   Attention!
                           Weirton Steel Shareholders

If you own stock in Weirton Steel Corporation, you are invited to attend an informational meeting concerning proposals to change Weirton Steel's charter and bylaws.

The changes have been endorsed by the company's Board of Directors, the Independent Steelworkers Union and the Independent Guard Union. The proposals are designed to help the company be a long-term viable competitor.

Company and union officials will be present to explain the changes and answer your questions.

Please consider attending one of the meetings to be held at the

SERBIAN-AMERICAN CULTURAL CENTER, COLLIERS WAY, WEIRTON:

                              Tuesday, November 19
                               10 a.m. and 6 p.m.

                              Thursday, November 21
                               10 a.m. and 6 p.m.

                              Tuesday, November 26
                               10 a.m. and 6 p.m.


                        [Weirton Steel Corporation logo]

                  West Virginia's largest industrial employer.
              America's seventh-largest integrated steel producer.

[Independent Steelworkers Union logo]             [Independent Guard Union logo]